Exhibit 24

CBS CORPORATION
Power of Attorney

        KNOW ALL MEN BY THESE PRESENTS that the undersigned director of CBS CORPORATION, a Delaware corporation (the "Company"), hereby constitutes and appoints each of Louis J. Briskman and Angeline C. Straka, severally and not jointly, to be his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2005 (and any amendments thereto); granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, shall do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, I have hereunto signed my name this 16th day of March, 2006.

/s/ DAVID R. ANDELMAN David R. Andelman

CBS CORPORATION
Power of Attorney

        KNOW ALL MEN BY THESE PRESENTS that the undersigned director of CBS CORPORATION, a Delaware corporation (the "Company"), hereby constitutes and appoints each of Louis J. Briskman and Angeline C. Straka, severally and not jointly, to be his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2005 (and any amendments thereto); granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, shall do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, I have hereunto signed my name this 16th day of March, 2006.

/s/ JOSEPH A. CALIFANO, JR. Joseph A. Califano, Jr.

CBS CORPORATION
Power of Attorney

        KNOW ALL MEN BY THESE PRESENTS that the undersigned director of CBS CORPORATION, a Delaware corporation (the "Company"), hereby constitutes and appoints each of Louis J. Briskman and Angeline C. Straka, severally and not jointly, to be his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2005 (and any amendments thereto); granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, shall do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, I have hereunto signed my name this 16th day of March, 2006.

/s/ WILLIAM S. COHEN William S. Cohen

CBS CORPORATION
Power of Attorney

        KNOW ALL MEN BY THESE PRESENTS that the undersigned director of CBS CORPORATION, a Delaware corporation (the "Company"), hereby constitutes and appoints each of Louis J. Briskman and Angeline C. Straka, severally and not jointly, to be his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2005 (and any amendments thereto); granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, shall do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, I have hereunto signed my name this 16th day of March, 2006.

/s/ PHILIPPE P. DAUMAN Philippe P. Dauman

CBS CORPORATION
Power of Attorney

        KNOW ALL MEN BY THESE PRESENTS that the undersigned director of CBS CORPORATION, a Delaware corporation (the "Company"), hereby constitutes and appoints each of Louis J. Briskman and Angeline C. Straka, severally and not jointly, to be his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2005 (and any amendments thereto); granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, shall do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, I have hereunto signed my name this 16th day of March, 2006.

/s/ CHARLES K. GIFFORD Charles K. Gifford

CBS CORPORATION
Power of Attorney

        KNOW ALL MEN BY THESE PRESENTS that the undersigned director of CBS CORPORATION, a Delaware corporation (the "Company"), hereby constitutes and appoints each of Louis J. Briskman and Angeline C. Straka, severally and not jointly, to be his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2005 (and any amendments thereto); granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, shall do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, I have hereunto signed my name this 16th day of March, 2006.

/s/ BRUCE GORDON Bruce Gordon

CBS CORPORATION
Power of Attorney

        KNOW ALL MEN BY THESE PRESENTS that the undersigned director of CBS CORPORATION, a Delaware corporation (the "Company"), hereby constitutes and appoints each of Louis J. Briskman and Angeline C. Straka, severally and not jointly, to be her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, to sign the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2005 (and any amendments thereto); granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, shall do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, I have hereunto signed my name this 16th day of March, 2006.

/s/ SHARI REDSTONE Shari Redstone

CBS CORPORATION
Power of Attorney

        KNOW ALL MEN BY THESE PRESENTS that the undersigned director of CBS CORPORATION, a Delaware corporation (the "Company"), hereby constitutes and appoints each of Louis J. Briskman and Angeline C. Straka, severally and not jointly, to be his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2005 (and any amendments thereto); granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, shall do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, I have hereunto signed my name this 16th day of March, 2006.

/s/ SUMNER M. REDSTONE Sumner M. Redstone

CBS CORPORATION

Power of Attorney

        KNOW ALL MEN BY THESE PRESENTS that the undersigned director of CBS CORPORATION, a Delaware corporation (the "Company"), hereby constitutes and appoints each of Louis J. Briskman and Angeline C. Straka, severally and not jointly, to be her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, to sign the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2005 (and any amendments thereto); granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, shall do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, I have hereunto signed my name this 16th day of March, 2006.

/s/ ANN N. REESE
Ann N. Reese

CBS CORPORATION

Power of Attorney

        KNOW ALL MEN BY THESE PRESENTS that the undersigned director of CBS CORPORATION, a Delaware corporation (the "Company"), hereby constitutes and appoints each of Louis J. Briskman and Angeline C. Straka, severally and not jointly, to be her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, to sign the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2005 (and any amendments thereto); granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, shall do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, I have hereunto signed my name this 16th day of March, 2006.

/s/ JUDITH A. SPRIESER
Judith A. Sprieser

CBS CORPORATION
Power of Attorney

        KNOW ALL MEN BY THESE PRESENTS that the undersigned director of CBS CORPORATION, a Delaware corporation (the "Company"), hereby constitutes and appoints each of Louis J. Briskman and Angeline C. Straka, severally and not jointly, to be his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2005 (and any amendments thereto); granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, shall do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, I have hereunto signed my name this 16th day of March, 2006.

/s/ ROBERT D. WALTER Robert D. Walter